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                                                                   EXHIBIT 10.27

STATE OF ALABAMA         )
                         :
COUNTY OF MORGAN         )

     THIS AGREEMENT entered into by and between The Industrial Development Board of the City of Decatur, a public corporation and instrumentality under the laws of the State of Alabama (the "Board") and Decatur Aluminum Corp., a Delaware corporation (the "Company") on this 23rd day of September, 1998:

                                    RECITALS

     The Board and Fruehauf Trailer Company, a Michigan corporation ("Fruehauf Trailer") have heretofore entered into a Lease Agreement dated as of May 1, 1963 (the "1963 Lease") which is recorded in the Office of the Judge of Probate of Morgan County, Alabama, in Book 709, Page 630, et. seq., pursuant to which the Board has leased to Fruehauf Trailer certain premises described and referred to therein, together with all improvements thereon, including the buildings, machinery and equipment and all other items of real or personal property referred to collectively in the 1963 Lease as the "Project" (the "1963 Project"). The 1963 Lease was supplemented by a Supplemental Lease Agreement dated June 12, 1964, and recorded in said Probate Office in Book 732, Page 645. The initial term of the 1963 Lease expired on April 30, 1983, and the Company, as the successor in interest to Fruehauf Trailer under the 1963 Lease, is currently leasing the 1963 Project from the Board pursuant to a renewal term which expires on April 30, 2003, said extension being evidenced by a certain agreement dated as of April 30, 1983, and recorded in said Probate Office in Book 1097, Page 593.

     The Board and Fruehauf Corporation, a Michigan corporation ("Fruehauf Corporation") have heretofore entered into a Lease Agreement dated as of May 1, 1964 (the "1964 Lease") which is rendered in the Office of the Judge of Probate of Morgan County, Alabama, in Book 727, Page 797, et. seq., pursuant to which the Board has leased to Fruehauf Corporation certain premises described and referred to in the 1964 Lease, together with all improvements thereon, including the buildings, machinery and equipment and all other items of real or personal property referred to collectively in the 1964 Lease as the "Project" (the "1964 Project"). The initial term of the 1964 Lease expired on April 30, 1984, and the Company, as the successor in interest to Fruehauf Corporation under the 1964 Lease, is currently leasing the 1964 Project from the Board pursuant to a renewal option which expires on April 30, 2004, said extension being evidenced by a certain agreement dated as of April 30, 1984, and recorded in said Probate Office in Book 1113, Page 160.

     The Board and Fruehauf Corporation have also entered into a Lease Agreement dated as of October 1, 1965 (the "1965 Lease") which is recorded in the Office of the Judge of Probate of Morgan County, Alabama, in Book 763, Page 300, et. seq., pursuant to which the Board leased the premises described and referred to in the 1965 Lease, together with all improvements thereon, including the buildings, machinery and equipment and all other items of real or personal property referred to collectively in the 1965 Lease as "the Project" (the "1965 Project"). The 1965 Lease was amended by an agreement dated August 15, 1978,





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and recorded in said Probate Office in Book 995, Page 653. The 1965 Lease expired on September 30, 1985, and the Company, as the successor in interest to Fruehauf Corporation under the 1965 Lease, is currently leasing the 1965 Project from the Board pursuant to a renewal term which expires on September 30, 2005.

     The Board and Fruehauf Corporation have also entered into a Lease Agreement dated as of December 1, 1978 (the "1978 Lease") which is recorded in the Office of the Judge of Probate of Morgan County, Alabama, in Book 1003, Page 788, et. seq., pursuant to which the Board has leased to Fruehauf Corporation certain premises described and referred to in the 1978 Lease, together with all improvements thereon, including the buildings, machinery and equipment and all other items of real or personal property referred to collectively in the 1978 Lease as "the Project" (the "1978 Project"). The initial term of the 1978 Lease has expired, and the Company, as the successor in interest to Fruehauf Corporation under the 1978 Lease, is currently leasing the 1978 Project from the Board pursuant to a renewal term which expires on November 30, 2018.

     The Board and the Company desire to enter into this Agreement to confirm the rights of the Company to acquire from the Board the 1963 Project, the 1964 Project, the 1965 Project and the 1978 Project.

     NOW, THEREFORE, in consideration of the payment by the Company to the Board of $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Board and the Company do hereby agree as follows:

     Section 1. OPTION TO PURCHASE 1963 PROJECT. The Board hereby agrees that the Company shall have the option, at any time during which it is not in default under the 1963 Lease, on written notice to the Board of its election to exercise such option, to purchase the 1963 Project for the sum of $30,000; provided, however, that the purchase option hereby granted shall become null and void and of no effect if not exercised by the Company by written notice served on the Board by delivery to the President or Secretary of the Board, in person or by registered mail, on or before 12:00 noon, on April 30, 2003. In the event of the exercise of such option, the 1963 Project shall be conveyed to the Company, or its nominee, by proper deed of conveyance, without special covenants of warranty, and if such option is exercised prior to the expiration of the renewal term of the 1963 Lease, no further rental shall be payable for the unexpired portion of the said renewal term.

     Section 2. OPTION TO PURCHASE 1964 PROJECT. The Board hereby agrees that the Company shall have the option, at any time during which it is not in default under the 1964 Lease, on written notice to the Board of its election to exercise such option, to purchase the 1964 Project for the sum of $1,000; provided, however, that the purchase option hereby granted shall become null and void and of no effect if not exercised by the Company by written notice served on the Board by delivery to the President or Secretary of the Board, in person or by registered mail, on or before 12:00 noon, on April 30, 2004. In the event of the exercise of such option, the 1964 Project shall be conveyed to the Company, or its nominee, by proper deed of conveyance, without special covenants of warranty, and if such option is exercised prior to the expiration of the renewal term of the 1964 Lease, no further rental shall be payable for the unexpired portion of the said renewal term.


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     Section 3. OPTION TO PURCHASE 1965 PROJECT. The Board hereby agrees that the Company shall have the option, at any time during which it is not in default under the 1965 Lease, on written notice to the Board of its election to exercise such option, to purchase the 1965 Project for the sum of $65,000; provided, however, that the purchase option hereby granted shall become null and void and of no effect if not exercised by the Company by written notice served on the Board by delivery to the President or Secretary of the Board, in person or by registered mail, on or before 12:00 noon, on September 30, 2005. In the event of the exercise of such option, the 1965 Project shall be conveyed to the Company, or its nominee, by proper deed of conveyance, without special covenants of warranty, and if such option is exercised prior to the expiration of the renewal term of the 1965 Lease, no further rental shall be payable for the unexpired portion of the said renewal term.

     Section 4. OPTION TO PURCHASE 1978 PROJECT. The Board hereby agrees that the Company shall have the option, at any time during which it is not in default under the 1978 Lease, on written notice to the Board of its election to exercise such option, to purchase the 1978 Project for the sum of $1.00; provided, however, that the purchase option hereby granted shall become null and void and of no effect if not exercised by the Company by written notice served on the Board by delivery to the President or Secretary of the Board, in person or by registered mail, on or before 12:00 noon, on November 30, 2018. In the event of the exercise of such option, the 1978 Project shall be conveyed to the Company, or its nominee, by proper deed of conveyance, without special covenants of warranty, and if such option is exercised prior to the expiration of the renewal term of the 1978 Lease, no further rental shall be payable for the unexpired portion of the said renewal term.

     Section 5. RATIFICATION OF 1963 LEASE, 1964 LEASE, 1965 LEASE AND 1978 LEASE. The Board and the Company do hereby ratify and confirm that the 1963 Lease, the 1964 Lease, the 1965 Lease and the 1978 Lease, as amended, are in full force and effect.


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     IN WITNESS WHEREOF, the Board and the Company have caused this agreement to be executed in their respective corporate names and have caused their respective corporate seals to be hereunto affixed and have caused this agreement to be attested by their duly authorized officers and have caused this agreement to be dated as of the date above first written.

                                        THE INDUSTRIAL DEVELOPMENT BOARD

                                         OF THE CITY OF DECATUR

                                   By /s/ B. C. SHELTON, JR.
                                     ---------------------------------------
                                     B. C. Shelton, Jr.
                                     Its Chairman of the Board of Directors

Attest:

/s/ JAMES B. RIGGS
-------------------------------
James B. Riggs
Its Secretary

                                        DECATUR ALUMINUM CORP.


                                   By /s/ JAMES P. MARRA
                                     ---------------------------------------
                                     James P. Marra
                                     Its  VICE PRESIDENT
                                         -----------------------------------

Attest:

/s/ JENNIFER W. BERLIN
-------------------------------
Its
   ----------------------------





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STATE OF ALABAMA              )
                              :
COUNTY OF MORGAN              )

     I, the undersigned, a notary public in and for said county in said state, hereby certify that B. C. Shelton, Jr., whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DECATUR, an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal this 23rd day of September, 1998.


                                             /s/ JOHN A. CADDELL
                                         -----------------------------
                                                   Notary Public

[NOTARIAL SEAL]                          My commission expires:  June 22, 2002




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STATE OF TEXAS      )
                    :
COUNTY OF HARRIS    )

     I, the undersigned, a notary public in and for said county in said state, hereby certify that James P. Marra, whose name as Vice President of DECATUR ALUMINUM CORP., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal this 9th day of October, 1998.



                                             /s/ LANETTE HOPKINS
                                         -----------------------------
                                                   Notary Public

[NOTARIAL SEAL]                          My commission expires:  April 30, 2001


This Instrument Prepared By:

P. Nicholas Greenwood
Bradley Arant Rose & White LLP
2001 Park Place, Suite 1400
Birmingham, Alabama 35203



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